UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2007

Solomon Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50532	52-1812208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 L & R Industrial Boulevard
Tarpon Springs, Florida 34689
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (727) 934-8778

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Forward-Looking Statements:
Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, the risks identified and discussed from time to time in our filings with the Securities and Exchange Commission.

Item 1.01 Entry into a Material Definitive Agreement and
Item 2.01 Completion of Acquisition or Disposition of Assets

On September 5, 2007, Solomon Technologies, Inc. (the “Company”), completed its acquisition of substantially all of the assets of Deltron, Inc., a Pennsylvania corporation (“Deltron”). The transaction was effected pursuant to an Asset Purchase Agreement dated June 1, 2007, as amended on July 9, 2007, August 2, 2007, August 9, 2007, August 16, 2007, August 24, 2007, August 31, 2007, and September 4, 2007 (the “Purchase Agreement”), by and among the Company and Del-Inc Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Del-Inc”), and Deltron, Corporacion Delinc, S.A. de C.V., a Reynosa, Tamaulipas, Mexico corporation (“Delinc, S.A.”), Aaron Anton (“Anton”) and other shareholders of Deltron (collectively with Deltron, Delinc, S.A. and Anton, the “Sellers”). The Company acquired from the Sellers all tangible and intangible assets of Deltron, including all of the outstanding stock of Delinc, S.A., but excluding certain of Deltron’s inventory and certain other excluded assets, and assumed certain liabilities of Deltron, including trade accounts payable, certain accrued commissions payable and accrued warranty obligations.

The purchase price consisted of $1,508,000 in cash for Deltron’s assets, plus $600,000 in cash for the stock of Delinc, S.A. and the assumption of certain liabilities totaling approximately $292,000. A portion of the purchase price totaling $400,000 was deposited in escrow for one year from closing to support the Sellers’ indemnification obligations. The Company also agreed to pay the Sellers an earn-out payment equal to the product of net sales of the purchased business during the year following the closing multiplied by a profit margin determined by subtracting from net sales the cost of goods sold divided by net sales. The earn-out payment cannot exceed $300,000.

Also on September 5, 2007, Del-Inc executed a lease agreement with Deltron pursuant to which Del-Inc will lease certain premises in Pennsylvania from Deltron through December 31, 2007, for an aggregate of $50,000 plus approximately $12,000 for utilities.

As previously disclosed, on August 24, 2007, JMC Venture Partners LLC (“JMC”) agreed to provide the Company with a line of credit, the aggregate principal amount of which shall not exceed $15,000,000, to be used exclusively for acquisitions (the “Line of Credit”). To fund the purchase price for the Deltron assets Del-Inc borrowed a total of $2,750,000 under the Line of Credit. The loan was made pursuant to the terms of a Secured Promissory Note Loan Security and Pledge Agreement dated as of September 5, 2007, between Del-Inc and JMC and a related promissory note issued by Del-Inc to JMC on September 5, 2007. The loan was fully and unconditionally guaranteed by Solomon pursuant to a Guaranty Agreement between the Company and JMC dated September 5, 2007. The loan matures on September 5, 2008. JMC is an affiliate of Michael D’Amelio, a director and officer of the Company.

Amounts borrowed under the Line of Credit accrue interest at a rate of 12% per annum, plus quarterly investment fees of 1% of the amounts then outstanding and monitoring fees of 2.5% of the amounts borrowed under the Line of Credit. Upon execution of the Line of Credit agreement, the Company incurred and paid a 2.5% commitment fee on the full amount of the Line of Credit. The monitoring fees and commitment fee are each payable in shares of common stock of the Company. The number of shares to be issued will be calculated by dividing the dollar amount of the fee by the average closing price of a share of common stock for the 10 business days preceding the date of payment. Del-Inc agreed to pay JMC a separate perfection fee in the amount of $27,500, payable in shares of common stock of the Company, with respect to the loan made by JMC under the Line of Credit in connection with the acquisition of the assets of Deltron. The number of shares to be issued will be calculated by dividing the dollar amount of the fee by the market price on the date of the closing.

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Items 1.01 and 2.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

On September 6, 2007, the Company issued an aggregate of 4,833,562 shares of common stock to the sellers of Technipower LLC (“Technipower”) as payment of the stock payment adjustment due under the terms of the Securities Purchase Agreement dated as of August 17, 2006, between the Company and the sellers of Technipower, as amended by the Amendment Agreement dated as of August 27, 2007, between the Company, Power Designs, Inc. and Integrated Power Systems LLC.

On September 7, 2007, the Company issued an aggregate of 284,638 shares of common stock to JMC in payment of the investment fee and perfection fee pertaining to the loan made by JMC under the Line of Credit in connection with the acquisition of the assets of Deltron.

Item 9.01 Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b)  Pro Forma Financial Information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(c)  Not applicable.

(d)  Exhibits. The following exhibits are furnished herewith:

       99.1  Press release issued by Solomon Technologies, Inc. on September 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLOMON TECHNOLOGIES, INC.
(Registrant)

Dated: September 7, 2007	By: /s/ Gary G. Brandt
Gary G. Brandt
Chief Executive Officer
(Principal Executive Officer)